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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 11, 2000, incorporated by reference in FirstEnergy Corp.'s Form 10-K for the year ended December 31, 1999, and to all references to our Firm included in this registration statement.


Arthur Andersen LLP
Cleveland, Ohio,
October 13, 2000.